UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2020

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(I.R.S. Employer Identification No.)

227 W. Monroe St., 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, 100,000,000 shares authorized	RYI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Changes to Executives’ and Board of Directors’ Compensation

On April 17, 2020, Edward J. Lehner, President and Chief Executive Officer of Ryerson Holding Corporation (the “Corporation”), informed the Compensation Committee (the “Committee”) of the Corporation’s Board of Directors that, in light of the COVID-19 pandemic and its potential impact on the Corporation’s business and industry, the Corporation’s executive management team as named below (collectively, the “Key Executives”) requested to have their annual base salaries reduced by the amounts opposite their respective names below and to postpone their scheduled annual salary increases:

Name	Title	Base Salary Reduction

Edward J. Lehner	President & Chief Executive Officer	30%
Michael J. Burbach	President, Northwest Region	25%
Kevin Richardson	President, South East Region	25%
John E. Orth	Executive Vice President, Operations	25%
Mark Silver	Executive Vice President, General Counsel & Chief Human Resources Officer	25%
Molly D. Kannan	Corporate Controller & Chief Accounting Officer	20%

In addition, the Corporation recommended a 30% reduction in the Board of Directors’ annual cash retainer and meeting fees. The Committee approved these changes to the Key Executives’ compensation and the Board of Directors’ fees for a period of six (6) months, unless otherwise determined by the Committee. All other elements of the Key Executives’ and Board of Directors’ compensation remain unchanged.

Eddie Lehner commented, “I want to thank our Board of Directors, Senior Management Team and my Ryerson Teammates for working together in solidarity and determinedly in taking the measures necessary to sustain and enable our organization to navigate these difficult and uncertain times.  As we have often discussed internally since the COVID-19 pandemic began, shared sacrifice means Ryerson leadership must place itself unflinchingly at the front of the line.  We extend our heartfelt gratitude to every person risking their own well-being on the front-line response to this public health emergency and we look forward to being with all of you in safer and easier times.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2020

RYERSON HOLDING CORPORATION

By:	/s/ Molly D. Kannan
Name:	Molly D. Kannan
Title:	Interim Principal Financial Officer, Chief Accounting Officer and Controller